UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2004

MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On Wednesday, March 3, 2004, Mylan Laboratories Inc. will be presenting at the Lehman Brothers Global Healthcare Conference in South Beach, Florida. A copy of the PowerPoint presentation is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	PowerPoint presentation, dated March 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date: March 3, 2004	By:	/s/ Edward J. Borkowski

Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	PowerPoint presentation, dated March 3, 2004.